SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2001

                                       FH

                                  (Depositor)

(Issuer in respect of First Horizon Mortgage Pass-Through Trust, Series 2000-5)

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 214.441.4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
                                 Series 2000-5

On September 25, 2001, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Series 2000-5, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of November 1, 2000, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Series 2000-5 relating to the distribution date of September 25, 2001 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of November 1, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2001


                                       FH


                          By: /s/ Diane Pickett, MBS Unit
                              ------------------------------
                          Name:   Diane Pickett, MBS Unit
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit



                             Payment Date: 09/25/01


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2000-5
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         62,278,994.37    7.500000%     7,653,882.62    389,243.71    8,043,126.33       0.00       0.00
                        A2          7,244,998.79    7.500000%             0.00          0.00            0.00       0.00       0.00
                        A3         17,950,000.00    7.500000%             0.00    112,187.50      112,187.50       0.00       0.00
                        A4         18,355,000.00    7.500000%             0.00    114,718.75      114,718.75       0.00       0.00
Residual                AR                  0.00    7.500000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          3,194,825.81    7.500000%         2,115.20     19,967.66       22,082.87       0.00       0.00
                        B2          1,917,094.35    7.500000%         1,269.25     11,981.84       13,251.09       0.00       0.00
                        B3            821,327.77    7.500000%           543.78      5,133.30        5,677.08       0.00       0.00
                        B4            821,327.77    7.500000%           543.78      5,133.30        5,677.08       0.00       0.00
                        B5            456,403.69    7.500000%           302.17      2,852.52        3,154.70       0.00       0.00
                        B6            548,195.68    7.500000%           362.95      3,426.22        3,789.17       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        113,588,168.22     -            7,659,019.75    664,644.81    8,323,664.56     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         54,625,111.75              0.00
                                A2          7,290,280.04              0.00
                                A3         17,950,000.00              0.00
                                A4         18,355,000.00              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          3,192,710.60              0.00
                                B2          1,915,825.10              0.00
                                B3            820,783.99              0.00
                                B4            820,783.99              0.00
                                B5            456,101.51              0.00
                                B6            547,832.73              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        105,974,429.71     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/01


          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2000-5
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     62,278,994.37     7.500000% 32051DDF6    57.722894      2.935539    411.963406
                           A2      7,244,998.79     7.500000% 32051DDG4     0.000000      0.000000  1,064.274458
                           A3     17,950,000.00     7.500000% 32051DDH2     0.000000      6.250000  1,000.000000
                           A4     18,355,000.00     7.500000% 32051DDJ8     0.000000      6.250000  1,000.000000
Residual                   AR              0.00     7.500000% 32051DDK5     0.000000      0.001089      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      3,194,825.81     7.500000% 32051DDL3     0.658327      6.214647    993.685218
                           B2      1,917,094.35     7.500000% 32051DDM1     0.658327      6.214647    993.685218
                           B3        821,327.77     7.500000% 32051DDN9     0.658327      6.214647    993.685218
                           B4        821,327.77     7.500000% 32051DDP4     0.658327      6.214647    993.685218
                           B5        456,403.69     7.500000% 32051DDQ2     0.658327      6.214647    993.685218
                           B6        548,195.68     7.500000% 32051DDR0     0.658327      6.214647    993.685218
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     113,588,168.22       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
            First Horizon Mortgage Pass-Through Trust, Series 2000-5
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------
                                           Total
                                           -----
Prin balance       105,974,429.74   105,974,429.74
Loan count                    295              295
Avg loan rate           8.340233%             8.34
Prepay amount        7,538,534.96     7,538,534.96

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------
                                           Total
                                           -----
Master serv fees        18,276.44        18,276.44
Sub servicer fees       55,959.24        55,959.24
Trustee fees               567.94           567.94


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                3,671,108.28     3,671,108.28
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.173243%           100.000000%            105,828,993.16
   -----------------------------------------------------------------------------
   Junior            6.826757%             0.000000%              7,754,037.93
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   728,462.74
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   728,462.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            8,323,664.56          8,323,664.56
Principal remittance amount            7,659,019.75          7,659,019.75
Interest remittance amount               664,644.81            664,644.81